EXHIBIT 32

CORPORATE PROPERTY ASSOCIATES 16 — GLOBAL INCORPORATED

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Corporate Property Associates 16 — Global Incorporated on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon F. DuGan, Chief Executive Officer of Corporate Property Associates 16 — Global Incorporated, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Corporate Property Associates 16 — Global Incorporated.

11/14/2006 Date	By:	/s/ Gordon F. DuGan Gordon F. DuGan Chief Executive Officer

In connection with the Quarterly Report of Corporate Property Associates 16 — Global Incorporated on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark J. DeCesaris, acting Chief Financial Officer of Corporate Property Associates 16 — Global Incorporated, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Corporate Property Associates 16 — Global Incorporated.

11/14/2006 Date	By:	/s/ Mark J. DeCesaris Mark J. DeCesaris acting Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Corporate Property Associates 16 — Global Incorporated and will be retained by Corporate Property Associates 16 — Global Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.